RESTATED CERTIFICATE OF INCORPORATION
              -------------------------------------
                               OF
                               --
                    ACE HARDWARE CORPORATION
                    ------------------------

     The original Certificate of Incorporation of said Corporation was filed under said name with the Secretary of State of Delaware on June 16, 1964.

     FIRST:  The name of this corporation is ACE HARDWARE CORPORATION

     SECOND: Its registered office and place of business in the State of Delaware is to be located at 1314 King Street in the City of Wilmington, County of New Castle. The agent in charge thereof is Corporation Service Company at 1314 King Street, Wilmington, Delaware.

     THIRD: The nature of the business and the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all of the things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

     To engage in a general hardware business, both retail and wholesale;

     To manufacture, purchase and sell machinists', electricians', plumbers' carpenters' and woodworking supplies and tools;

     To manufacture, purchase and sell house furnishing supplies, building supplies, automobile fittings and supplies, electrical fittings and supplies, plumbing fittings and supplies;

     To manufacture, purchase and sell paints and coatings, paint brushes, building glass and kindred articles;

     To manufacture, purchase and sell sporting goods, athletic goods, outdoor living equipment and kindred articles;

     To manufacture, purchase and sell housewares, cooking utensils, cleaning supplies and furniture;

     To manufacture, purchase and sell toys, woodenware, kitchen utensils, garden implements and equipment and all other supplies and equipment used in general household use;

     To manufacture, purchase and sell agricultural and farm supplies, garden implements, seed and fertilizer;

     To apply for, obtain, register, purchase, lease or otherwise to acquire and hold, use, own, operate and introduce and to sell, assign or otherwise dispose of trademarks, trade names, improvements and processes.

     IN FURTHERANCE AND NOT IN LIMITATION of the general powers conferred by the laws of the State of Delaware, and the objects and purposes herein set forth, it is expressly provided that this corporation shall also have the following powers, viz:

      To take, own, hold, deal in, mortgage or otherwise lien, and to lease, sell, exchange, transfer, or in any manner whatsoever dispose of real property within or without the State of Delaware, wherever situated.

      To manufacture, purchase or acquire in any lawful manner and to hold, own, mortgage, pledge, sell, transfer, or in any manner dispose of, and to deal and trade in goods, wares, merchandise, and property of any and every class and description, and in any part of the world.

      To acquire the good will, rights and property, and to undertake the whole or any part of the assets or liabilities of any person, firm, association or corporation; to pay for the same in cash, the stock of this company, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased; to conduct in any lawful manner the whole or any part of any business so acquired, and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

      To apply for, purchase or in any manner to acquire, and to hold, own, use and operate, and to sell or in any manner dispose of, and to grant license or other rights in respect of and in any manner deal with, any and all rights, inventions, improvements and processes used in connection with or secured under letters patent or copyrights of the United States or other countries, or otherwise, and to work, operate or develop the same and to carry on any business, manufacturing or otherwise, which may directly or indirectly effectuate these objects or any of them.

      To guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge, or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidences of indebtedness created by any other corporation or corporations of this State or any other State, country, nation or government, and while owner of said stock may exercise all the rights, powers and privileges of ownership, including the right to vote thereon, to the same extent as natural persons might or could do.

      To enter into, make and perform contracts of every kind with any person, firm, association or corporation, municipality, body politic, county, territory, State, Government or colony or dependency thereof, and without limit as to amount to draw, make, accept, endorse, discount, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or transferable instruments and evidences of indebtedness whether secured by mortgage or otherwise, as well as to secure the same by mortgage or otherwise, so far as may be permitted by the laws of the State of Delaware.

      To have offices, conduct its business and promote its objects within and without the State of Delaware, in other
States, the District of Columbia, the territories and colonies of the United States, and in foreign countries, without restriction as to place or amount.

      To do any or all of the things herein set forth to the same extent as natural persons might or could do and in any part of the world, as principals, agents, contractors, trustees, or otherwise, and either alone or in company with others.

      IN GENERAL to carry on any other business in connection therewith, whether manufacturing or otherwise, not forbidden by the laws of the State of Delaware, and with all the powers conferred upon corporations by the laws of the State of Delaware.

      FOURTH: (a) The total number of shares of stock which this corporation is authorized to issue is 70,000 shares, of which 4,000 shares, of the par value of $1,000.00 each, amounting to $4,000,000.00, are Class "A" voting stock; of which 20,000 shares, of the par value of $1,000.00 each, amounting to $20,000,000.00, are Class "B" nonvoting stock; and of which 46,000 shares, of the par value of $100.00 each, amounting to $4,600,000.00, are Class "C" nonvoting stock.

               (b)  The holders of Class "B" stock and the
holders of Class "C" stock shall not be entitled to vote and, except as otherwise provided by law, this provision shall prevail in all elections and all proceedings over the provisions of any stature which authorize any action by a vote or written consent of the holders of all of the shares, or a specific proportion of the shares, of the corporation; nor shall the holders of Class "B" stock or Class "C" stock be entitled to notice of stockholders' meetings. All rights to vote and all voting powers shall be vested solely in the Class "A" stock, with each holder of such stock being entitled at every meeting of stockholders to one vote for every share of such stock standing in his name on the books of the corporation. Cumulative voting of shares with respect to the election of directors or otherwise is expressly prohibited.

               (c) During the existence of the entity known as the "Ace Dealers' Perpetuation Fund" and the Voting Trust Agreement entered into by the Trustees of the Ace Dealers' Perpetuation Fund with the Voting Trustees of the Voting Trust established by said Voting Trust Agreement, ownership of issued and outstanding shares of Class "A" stock of this corporation shall be limited to the Trustees of the Ace Dealers' Perpetuation Fund or the Voting Trustees of the Voting Trust under said Voting Trust Agreement. Thereafter, ownership of issued and outstanding shares of Class "A" stock of this corporation shall be limited to bona fide retail hardware or other dealers having franchise agreements with this corporation, and no such dealer shall be entitled to own more than 1 share of said Class "A" stock. For this purpose, each retail hardware or other store owned or controlled, directly or indirectly, by the same person, partnership or corporation, shall be deemed to constitute only one "dealer". An unincorporated person or partnership shall be deemed controlled by another person, partnership or corporation if 50% or more of the assets or profit shares therein are legally or equitably owned by such other person, partnership or corporation, or by the legal or equitable owner or owners of 50% or more of such other person, partnership or corporation's assets or profit shares (if unincorporated) or shares of capital stock (if incorporated). A corporation shall be deemed controlled by another person, partnership or corporation if 50% or more of the capital stock of said corporation is owned by such other person, partnership or corporation, or by the owner or owners of 50% or more of its capital stock (if incorporated) or 50% or more of its assets or profit shares (if unincorporated).

               (d) During the existence of the entity known as the "Ace Dealers' Perpetuation Fund" and the Voting Trust Agreement entered into by the Trustees of the Ace Dealers' Perpetuation Fund with the Voting Trustees of the Voting Trust established by said Voting Trust Agreement, ownership of issued and o outstanding shares of Class "B" stock of this corporation shall be limited to the Trustees of the Ace Dealers' Perpetuation Fund or the Voting Trustees of the Voting Trust under said Voting Trust Agreement. Thereafter, ownership of issued and outstanding shares of Class "B" stock of this corporation shall be limited to bona fide retail hardware or other dealers having franchise agreements with this corporation which were entered into by this corporation with such dealers on or before February 20, 1974. Each such dealer owning a share of Class "A" stock of this corporation shall be required to subscribe and pay for, at a price equal to the par value thereof, 4 shares of Class "B" stock with respect to each retail hardware or other store owned or controlled, directly or indirectly, by such dealer as of February 20, 1974. Determinations as to the number of retail hardware or other stores owned or controlled, directly or indirectly, by the same person, partnership or corporation (that is, by the same "dealer") for this purpose shall be made in the same manner as such determinations are to be made with respect to the number of shares of Class "A" stock which each "dealer" shall be entitled to own pursuant to Article Fourth (c) hereof.

               (e) During the existence of the entity known as the "Ace Dealers' Perpetuation Fund" and the Voting Trust Agreement entered into by the Trustees of the Ace Dealers' Perpetuation Fund with the Voting Trustees of the Voting Trust established by said Voting Trust Agreement, no shares of Class "C" stock of this corporation shall be issued. Thereafter, each retail hardware or other dealer who enters into or who has entered into a franchise agreement with this corporation subsequent to February 20, 1974 and who owns a share of Class "A" stock of this corporation shall be required to subscribe and pay for, at a price equal to not less than the par value thereof, 40 shares of Class "C" stock of this corporation with respect to the first store owned or controlled, directly or indirectly, by such dealer, and shall also be required to subscribe and pay for, at a price equal to not less than the par value thereof, 50 additional shares of Class "C" stock of this corporation for each retail hardware or other store over and above the first such store owned or controlled, directly or indirectly, by such dealer. In addition, each dealer having a franchise agreement with this corporation as of February 20, 1974 who owns a share of Class "A" stock of this corporation and who owned or controlled, directly or indirectly, more than one store as of February 20, 1974, shall be required to subscribe and pay for, at a price equal to not less than the par value thereof, 10 shares of Class "C" stock of this corporation with respect to each store over and above the first such store so owned or controlled by such dealer as of said date. Any dealer having a franchise agreement with this corporation as of February 20, 1974 who owns a share of Class "A" stock of this corporation and whose franchise is extended after February 20, 1974 to include an additional store owned or controlled, directly or indirectly, by such dealer which is opened by such dealer after February 20, 1974 and which does not merely replace a previous store shall be required to subscribe and pay for, at a price equal to not less than the par value thereof, 50 shares of Class "C" stock with respect to each such additional store. Determinations as to the number of retail hardware or other stores owned or controlled, directly or indirectly, by the same person, partnership or corporation (that is, by the same "dealer") for purposes of this Article Fourth (e) shall be made in the same manner as such determinations are to be made with respect to the number of shares of Class "A" stock which each "dealer" shall be entitled to own pursuant to Article Fourth (c) hereof. Additional shares of Class "C" stock of this corporation may be offered by the corporation from time to time at a price equal to not less than the par value thereof, provided, however, that ownership of issued and outstanding shares of Class "C" stock shall at all times be limited to retail hardware or other dealers having franchise agreements with the corporation and that any offering of additional shares of Class "C" stock shall be made to all of the corporation's franchised dealers on an equitable basis. At the election of the Board of Directors of the corporation, shares of its Class "C" stock may also be distributed from time to time to its franchised dealers in partial satisfaction of any obligation hereafter incurred by the corporation to distribute patronage rebates or dividends to stockholders of the corporation in a manner taking into account the amount of business done by the corporation with each of them, in which case the stated dollar amounts of such patronage rebates or dividends as are distributed in shares of Class "C" stock shall be equal to the par value of said shares.

               (f) No dividends shall ever be declared on any of the shares of any class of stock of the corporation.

               (g) No certificate representing any shares of any class of stock of the corporation shall be pledged, mortgaged, hypothecated, sold, assigned or transferred without the prior consent of the Board of Directors of the corporation. In the event that the Board of Directors refuses to consent to any transfer or assignment of any of said certificates of stock, then the corporation shall have the right and shall be obligated to purchase such stock from its owner, provided, however, that in the case of a proposed transfer of ownership of a store owned by a dealer holding shares of stock of this corporation to another dealer which this corporation has accepted or is willing to accept as a franchised dealer, then the dealer owning such stock shall have the option of either (1) selling or otherwise transferring to such other dealer such number of shares of stock of this corporation of any class which the corporation would otherwise have been required to offer to such other dealer in connection with the franchise granted to such other dealer with respect to such store or (2) selling such shares to the corporation. In the case of Class "A" stock, the price to be paid by the corporation in connection with any such purchase shall be the par value thereof. In the case of Class "B" stock, the price to be paid by the corporation in connection with any such purchase shall be equal to the price last established by the Board of Directors as the price to be paid by the corporation in connection with the redemption of shares of its Class "B" stock, which price shall also at all times be equal to 20 times the par share purchase price last established by the Board of Directors with respect to purchases of its Class "C" stock by the corporation and which price shall in no event be less than twice the par value of the Class "B" stock. In the case of Class "C" stock, the price to be paid by the corporation in connection with any such purchase shall be the price last established by the Board of Directors as the purchase price to be paid by the corporation for each share of its Class "C" stock purchased by it from time to time, which price shall in no event be less than the par value thereof.

               (h) The corporation may, at the option of its Board of Directors, redeem the whole or any part of the outstanding shares of its Class "B" stock at any time or from time to time after date of issuance by paying for each share thereof such price as shall be determined from time to time by the Board of Directors, which price shall be all times be equal to 20 times the per share purchase price last established by the Board of Directors with respect to purchases of its Class "C" stock and which price shall in no event be less than twice the par value of said Class "B" stock. Notice of such election to redeem shall be mailed to each holder of Class "B" stock so to be redeemed at his address as it appears on the books of the corporation not less than 30 days prior to the date upon which the stock is to be redeemed. In case less than all of the outstanding Class "B" stock is to be redeemed, the amount to be redeemed and the method of effecting such redemption, whether by lot or pro rata or otherwise, may be determined by the Board of Directors.

               (i) In the event of any purchase of shares of the corporation's Class "A" stock, Class "B" stock or Class "C" stock pursuant to Article Fourth (g) hereof, or in the event of the redemption by the corporation of shares of its Class "B" stock pursuant to Article Fourth (h) hereof, such portion of the purchase price or redemption price payable by the corporation to any holder of such shares as shall equal the amount paid to the corporation in connection with the original issuance of said shares shall be paid to the holder thereof by the corporation in cash, but the corporation shall have the option of paying any remainder of such purchase or redemption price in equal annual installments over a period of not more than 4 years with interest at 6% per annum on the unpaid balance of principal from time to time.

               (j) In the event of any liquidation or winding up of the affairs of the corporation, whether voluntary or involuntary, the net assets of the corporation shall be distributed among the holders of all classes of issued and outstanding stock of the corporation. In such event, there shall be added together the total par value of all of the issued and outstanding shares of Class "A" stock, the total purchase or redemption price of all of the issued and outstanding shares of Class "B" stock as last determined by the Board of Directors, and the total purchase price of all of the issued and outstanding shares of Class "C" stock as last determined by the Board of Directors. Each outstanding share of Class "A" stock shall share in the distribution of said net assets in the proportion which the par value of said share bears to the total dollar amount determined in the manner prescribed in the immediately preceding sentence hereof; each outstanding share of Class "B" stock shall share in the distribution of net assets in the proportion which the purchase or redemption price thereof last determined by the Board of Directors bears to said total dollar amount; and each outstanding share of Class "C" stock shall share in the distribution of said net assets in the proportion which the purchase price thereof last determined by the Board of Directors bears to said total dollar amount.

               (k) No stockholder of this corporation shall, by reason of his holding shares of any class of stock of the corporation, have any preemptive or preferential right to purchase or to subscribe to any shares of any class of this corporation, now or to be hereafter authorized, or any notes, debentures, bonds or other securities convertible into or carrying options or warrants to purchase any shares of any class, now or hereafter to be authorized.

               (l) The corporation shall have a first lien upon any shares of its stock held by any stockholder for the amount of any indebtedness payable to the corporation by such holder, and no sale or transfer of any such stock shall be made until all such indebtedness to the corporation shall have been fully paid and satisfied.

               (m) Compliance with all of the terms set forth in this Article Fourth with respect to shares of any class of stock of this corporation shall be construed as a condition precedent to the continued ownership or transfer of said shares of stock issued by the corporation, and notice of said provision shall be conspicuously noted or stated on every certificate of stock issued by the corporation.

     FIFTH:    The existence of this corporation is to be
perpetual.

     SIXTH:    The private property of the stockholders shall not
be subject to the payment of corporate debts to any extent whatever.

     SEVENTH: The Directors shall have power to make and to alter or amend the By-laws; to fix the amount to be reserved as working capital and to authorize and cause to be executed, mortgages and liens without limit as to the amount, upon the property and franchise of this corporation.

     The Board of Directors of the corporation, when and as authorized by a resolution duly adopted by a majority of the issued and outstanding Class "A" stock of the corporation, may sell, lease or exchange all or substantially all of the property and assets of the corporation.

     The By-laws shall determine whether and to what extent the accounts and books of this corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right of inspecting any account, or book, or document of this corporation, except as conferred by the law or the By-laws, or by resolution of the stock holders.

     The stockholders and directors shall have power to hold their meetings and keep the books, documents and papers of the corporation outside of the State of Delaware, at such places as may be from time to time designated by the By-laws or by resolution of the stockholders or directors, except as otherwise required by the laws of Delaware.

     It is the intention that the objects, purposes and powers specified in Article Third hereof shall, except where otherwise specified in said Article, be nowise limited or restricted by reference to or inference from the terms of any other clause or
Article in this Restated Certificate of Incorporation, but that the objects, purposes and powers specified in Article Third and in each of the clauses or Articles of this charter shall be regarded as independent objects, purposes and powers.

     The undersigned corporation, ACE HARDWARE CORPORATION, for the purpose of restating, integrating and amending its Certificate of Incorporation pursuant to Sections 245 and 242 of the General Corporation Law of the State of Delaware, hereby executes the foregoing Restated Certificate of Incorporation, which Restated Certificate of Incorporation was adopted by the unanimous affirmative vote of the holders of all of the issued and outstanding shares of capital stock of the corporation at the time of the adoption thereof, consisting of 1 share of Class "A" stock and 9,999 shares of Class "B" stock.

     IN WITNESS WHEREOF, the undersigned corporation has caused this Restated Certificate of Incorporation to be executed in its name by its President, and its corporate seal to be hereto affixed, attested by its Secretary, this 20th day of May, 1974.

ATTEST:                              ACE HARDWARE CORPORATION

/s/   Charles B. McClaskey           By:      /s/    Arthur H. Krausman
--------------------------                    -------------------------
          Secretary                                  Its President





(Corporate Seal)

STATE OF ILLINOIS
                   SS
COUNTY OF COOK


     BE IT REMEMBERED, that on this 20th day of May, 1974, personally came before me a Notary Public in and for the County and State aforesaid, ARTHUR H. KRAUSMAN, President of Ace Hardware Corporation, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Restated Certificate of Incorporation, known to me personally to be such, and he the said ARTHUR H. KRAUSMAN as such President, duly executed the said Restated Certificate of Incorporation before me and acknowledged the said Restated Certificate of Incorporation to be his act and deed and the act and deed of said corporation and the facts stated therein are true; that the signature of the Secretary of said corporation to said foregoing Restated Certificate of Incorporation is in the handwriting of the said Secretary of said corporation and that the seal affixed to said Restated Certificate of Incorporation is the common or corporate seal of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                            /s/    Ruth Sheldrake
                                            ---------------------
                                                 Notary Public
                                                 (Notary Seal)








                  CERTIFICATE OF AMENDMENT OF
                  ---------------------------
             RESTATED CERTIFICATE OF INCORPORATION
             -------------------------------------
                  OF ACE HARDWARE CORPORATION
                  ---------------------------

     The undersigned corporation, Ace Hardware Corporation, for the purpose of amending its restated Certificate of Incorporation pursuant to the provisions of Section 242 of the General Corporation Law of Delaware, hereby executes the following Certificate of Amendment, under which Article FOURTH
(a) of the restated Certificate of Incorporation of this corporation is hereby amended to read as follows:

     "FOURTH: (a) The total number of shares of stock which this corporation is authorized to issue is 370,000 shares, of which 10,000 shares, of the par value of $1,000.00 each, amounting to $10,000,000.00, are Class
     `A' voting stock; of which 10,000 shares, of the par value of $1,000.00 each, amounting to $10,000,000.00, are Class `B' nonvoting stock; and of which 350,000 shares, of the par value of $100.00 each, amounting to $35,000,000.00 are Class `C' nonvoting stock."

     The number of issued and outstanding shares at the time of the adoption of the foregoing Amendment was 10,000 and the number of shares at the number of shares of each Class issued and outstanding at the time of the adoption of the foregoing
Amendment and the designation of each such Class were as follows:

               Class               Number of Shares
               -----               ----------------
                 A                         1
                 B                     9,999
                 C                         0

The number of shares voting for said Amendment was 10,000, and the number of shares voting against said Amendment was 0. The number of shares of each Class entitled to vote as a Class voting for or against said Amendment was:

                              Number of Shares    Number of Shares
               Class             Voting For        Voting Against
               -----          ----------------    ----------------
                A                    1                   0
                B                9,999                   0

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be executed in its name by its President and its corporate seal to be hereunto affixed, attested by its Secretary, this 17th day of May, 1976.

                                                ACE HARDWARE CORPORATION
Attest:

By:  /s/  Charles B. McClaskey                  By:   /s/ Arthur H. Krausman
     -------------------------                        ----------------------
           Secretary                                        Its President

CORPORATE SEAL


STATE OF ILLINOIS
                   SS
COUNTY OF COOK


BE IT REMEMBERED, that on this 17th day of May, 1976, personally came before me a Notary Public in and for the County and State aforesaid, Arthur H. Krausman, President of Ace Hardware Corporation, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate of Amendment of the restated Certificate of Incorporation, known to me personally to be such and he the said Arthur H. Krausman as such President, duly executed the said Certificate of Amendment before me and acknowledged the said Certificate of Amendment to be his act and deed and the act and deed of said corporation and the facts stated therein are true; that the signature of the Secretary of said corporation to said foregoing Certificate of Amendment is in the handwriting of the said Secretary of said corporation and that the seal affixed to said Certificate of Amendment is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                              /s/   Ruth Sheldrake
                                              ----------------------
                                                    Notary Public
                                                     NOTARY SEAL



                         CERTIFICATE OF AMENDMENT OF
                         ---------------------------
                    RESTATED CERTIFICATE OF INCORPORATION
                    -------------------------------------
                         OF ACE HARDWARE CORPORATION
                         ---------------------------


      The undersigned corporation, Ace Hardware Corporation, for the purpose of amending its restated Certificate of Incorporation and pursuant to the provisions of Section 242 of the General Corporation Law of Delaware, hereby executes the following Certificate of Amendment, under which Article FOURTH (a) of the restated Certificate of Incorporation of this corporation is hereby amended to read as follows:

     "FOURTH: (a) The total number of shares of stock which this corporation is authorized to issue is 670,000 shares, of which 10,000 shares, of the par value of $1,000.00 each, amounting to $10,000,000.00, are Class `A' voting stock; of which 10,000 shares, of the par value of $1,000.00 each, amounting to $10,000,000.00, are Class `B' nonvoting stock; and of which 650,000 shares, of the par value of $100.00 each, amounting to $65,000,000.00, are Class `C' nonvoting stock."

      The number of issued and outstanding shares at the time of the adoption of the foregoing Amendment was 246,501 and the number of shares of each Class issued and outstanding at the time of the adoption of said Amendment and the designation of each such Class were as follows:

                 CLASS                  NUMBER OF SHARES
                 -----                  ----------------
                   A                          2,962
                   B                          9,999
                   C                        233,540

      The number of shares of Class "A" voting stock voting for and against said Amendment, and the number of shares of Class "C" nonvoting stock entitled to vote as a class voting for and against said Amendment, were as follows:

                        NUMBER OF SHARES        NUMBER OF SHARES
             CLASS         VOTING FOR            VOTING AGAINST
             -----      ----------------        ----------------
               A             1,504                     44
               C           133,908                  2,793

      IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be executed in its name by its President and its corporate seal to be hereunto affixed, attested by its Secretary, this 21st day of May, 1979.


ATTEST:                                  ACE HARDWARE CORPORATION

/s/    Francis Henry                     By   /s/ Arthur H. Krausman
--------------------                          ----------------------
     Secretary                                      Its President





(Corporate Seal)

STATE OF ILLINOIS
                      SS
COUNTY OF DU PAGE



      BE IT REMEMBERED, that on this 21st day of May, 1979, personally came before me a Notary Public in and for the County and State aforesaid, Arthur H. Krausman, President of Ace Hardware Corporation, a corporation of the State of Delaware, the corporation described in and which executed the foregoing Certificate of Amendment of the restated Certificate of Incorporation, known to me personally to be such, and he the said Arthur H. Krausman, as such President, duly executed the said
Certificate of Amendment before me and acknowledged the said Certificate of Amendment to be his act and deed and the act and deed of said corporation and the facts stated therein are true; that the signature of the Secretary of said corporation to said foregoing Certificate of Amendment is in the handwriting of the said Secretary of said corporation and that the seal affixed to said Certificate of Amendment is the common or corporate seal of said corporation.



      IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.


                                                    /s/ Rosalie Saterberg
                                                    ---------------------
                                                        Notary Public

                                                    (Seal of Notary Public)









                    CERTIFICATE OF AMENDMENT OF
                    ---------------------------
               RESTATED CERTIFICATE OF INCORPORATION
               -------------------------------------
                               OF
                               --
                     ACE HARDWARE CORPORATION
                     ------------------------

     The undersigned corporation, Ace Hardware Corporation, for the purpose of amending its restated Certificate of Incorporation pursuant to the provisions of Section 242 of the General Corporation Law of Delaware, hereby executes the following Certificate of Amendment, under which Article FOURTH (a), Article FOURTH (h), Article FOURTH (i) and Article FOURTH (j) of the restated Certificate of Incorporation of this corporation is hereby amended to read as follows:

     "FOURTH: (a) The total number of shares of stock which this corporation is authorized to issue is 1,266,500 shares, of which 10,000 shares, of the par value of $1,000.00 each, amounting to $10,000,000.00, are Class `A' voting stock; of which 6,500 shares, of the par value of $1,000.00 each, amounting to $6,500,000.00, are Class `B' nonvoting stock; and of which 1,250,000 shares, of the par value of $100.00 each, amounting to $125,000,000.00 are Class `C' nonvoting stock.

     "(h) In addition to being obligated to purchase its shares of stock in a situation where its Board of Director's refuses to consent to the transfer or assignment of such stock as describe in Article FOURTH
     (g), the corporation shall be obligated to purchase from the owner thereof, at the price or prices which are applicable to purchases of shares of its stock under Article Fourth (g), all shares of the corporation's stock held by such owner with respect to any store or other retail business outlet for which the Franchise Agreement with the corporation is terminated in any situation in which the consent to a transfer or assignment of said shares has not been requested of the Board of Directors. The corporation further shall have the right, at the opinion of its Board of Directors, to redeem the whole or any part of the outstanding shares of its Class `B' stock or the whole or any part of the outstanding shares of its Class `C' stock which have been issued to the corporation's franchised dealers in partial satisfaction of the corporation's obligation to distribute patronage rebates or dividends to its stockholders in a manner taking into account the amount of business done by the corporation with each of them. Such redemptions may be made at any time or from time to time after date of issuance. The redemption price in each instance shall be determined by the Board of Directors, but the redemption price to be paid for Class `C' stock shall in no event be less than the par value thereof and the redemption price to be paid for Class `B' stock shall at all times be no less than twice the par value of said Class `B' stock and shall always be equal to twenty (20) times the per share price last established by the Board of Directors with respect to purchases or redemptions of its Class `C' stock. Notice of any election to redeem shall be mailed to each holder of the class of stock so to be redeemed at his address as it appears on the books of the corporation no less than thirty (30) days prior to the date upon which the stock is to be redeemed. In case less than all of the outstanding shares of either Class `B' stock or Class `C' stock are to be redeemed, the number of shares to be redeemed an the method of effecting such redemption, whether by lot or prorata or otherwise, may be determined by the Board of Directors.

     "(i) In the event of any purchase or redemption of shares of any class of stock of the corporation in accordance with any provision of Article FOURTH (g) or Article FOURTH (h) hereof, such portion of the purchase price or redemption price payable by the corporation to any holder of such shares as shall equal the amount paid to the corporation in connection with the original issuance of said shares shall be paid to the holder thereof by the corporation in cash, but the corporation shall have the option of paying any remainder of such purchase or redemption price in equal annual installments over a period of not more than four (4) years with interest on the unpaid balance of principal from time to time at 6.7% per annum or such greater rate of interest as shall be authorized by the Board of Directors.

     "(j) In the event of any liquidation or winding up of the affairs of the corporation, voluntary or involuntary, the net assets of the corporation shall be distributed among the holders of the outstanding stock of the corporation in the manner set forth below. In such event, the outstanding shares of the Class `B' stock and the Class `C' stock of the corporation shall have priority over the outstanding shares of the Class `A' stock in the distribution of said net assets to the extent of an amount equal to the total amount of which the corporation would have been required to pay to purchase or redeem all of its outstanding shares of Class `B' stock and Class `C' stock in accordance with the purchase or redemption prices thereof last determined by the Board of Directors, and to such extent each outstanding share of Class `B' stock and each outstanding share of Class `C' stock shall share in the distribution of said net assets in the proportion which the purchase or redemption price bears for each share bears to said total amount. If said net assets exceed said total amount, such excess shall be distributed in equal portions to each holder of an outstanding share of Class `A' stock, provided, however, that the amount so distributed to each holder of a share of Class `A' stock shall not exceed the par value thereof. Any net assets which still remain after providing for the aforementioned distributions shall be distributed among the holders of all classes of issued and outstanding shares of stock of the corporation pursuant to the following procedure:

          "(1) there shall first be determined the sum of the total par value of all of the outstanding shares of Class `A' stock and the total amount which the corporation would have been required to pay to purchase or redeem all of its outstanding shares of Class `B' stock and Class `C' stock in accordance with the purchase or redemption prices thereof last determined by the Board of Directors;

          "(2) each outstanding share of Class `A' stock shall share in said remaining net assets in the proportion which the par value thereof bears to the sum determined in the foregoing manner; and

          "(3) each outstanding share of Class `B' stock and each outstanding share of Class `C' stock shall share in said remaining net assets in the proportion which the purchase or redemption prices thereof last determined by the Board of Directors bear to said sum."


The undersigned corporation hereby certifies that the amendments set forth above were duly proposed by resolutions adopted by the Board of Directors of the undersigned declaring its advisability and that, in accordance with
Section 242 of the General Corporation Law of Delaware, said amendment was voted upon at the annual meeting of the stockholders of the undersigned held on May 24, 1982; that voting was conducted at said annual meeting by the holders of shares of the corporation's Class "A" stock, Class "B" stock and Class "C" stock with respect to the amendment to Article Fourth (a) and voting was conducted at said meeting by the holders of each of three classes of stock of the corporation with respect to the amendments to Article FOURTH (h), Article FOURTH (i) and Article FOURTH (j) as a group; and that the foregoing amendments were duly adopted upon receiving the affirmative vote of a majority of the total of the outstanding shares of Class "A" stock. Class "B" stock and Class "C" stock which were entitled to vote at said meeting and the separate affirmative votes of majorities of the outstanding shares of Class "B" stock and Class "C" stock which were entitled to vote at said meeting.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be executed in its name by its President and its corporate seal to be hereunto affixed, attested by its Assistant Secretary, this 24th day of May, 1982.


ATTEST:                                   ACE HARDWARE CORPORATION

By:    /s/   Fred H. Law, Jr.             By:    /s/ Arthur H. Krausman
       ----------------------                    ----------------------
         Assistant Secretary                         Its President



     CORPORATE SEAL


                         CERTIFICATE OF AMENDMENT OF
                         ---------------------------
                    RESTATED CERTIFICATE OF INCORPORATION
                    -------------------------------------
                                     OF
                                     --
                          ACE HARDWARE CORPORATION
                          ------------------------

The undersigned corporation, Ace Hardware Corporation, for the purpose of amending its restated Certificate of Incorporation pursuant to the provisions of Section 242 of the General Corporation Law of Delaware, hereby executes the following Certificate of Amendment adding to said restated Certificate of Incorporation Article EIGHTH reading as follows:

     "EIGHTH: (a) A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
     Section 174 of the Delaware General Corporation Law,  or
     (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this Article Eighth (a) shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

                (b)   (i)  Each person who was or is  made  a
     party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee, or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, excise taxes or penalties under the U. S. Employee Retirement Income Security Act, as amended, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (ii) hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this paragraph shall be a contract right and shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director, officer, employee or agent of the corporation in such person's capacity as a director, officer, employee or agent (and not in any other capacity in which service was or is rendered by such person while a director, officer, employee or agent, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined that such person is not entitled to be indemnified under this paragraph or otherwise.

                    (ii)   If a claim under paragraph (i)  of
     this Article Eighth (b) is not paid in full by the corporation within thirty days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                (iii) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article Eighth (b) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                (iv) The corporation shall have power to purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article Eighth (b) or under the Delaware General Corporation Law."

The undersigned corporation hereby certifies that the amendment set forth above was duly proposed by a resolution adopted by the Board of Directors of the undersigned declaring  its  advisability and  that,  in  accordance  with
Section 242 of the General Corporation Law of Delaware, said amendment was voted upon at the annual meeting of the stockholders of the undersigned held on June 1, 1987, that voting upon said amendment was conducted at said meeting by the holders of shares of the corporation's Class "A" stock, and that said amendment was duly adopted upon receiving the affirmative vote of a majority of the total of the outstanding shares of Class "A" stock which were entitled to vote at the meeting.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be executed in its name by its President and its corporate seal to be hereunto affixed, attested by its Secretary, this 1st day of June, 1987.


ATTEST:                                ACE HARDWARE CORPORATION

   /s/  Fred H. Law, Jr.               By:   /s/  Roger  E. Peterson
   ---------------------                     -----------------------
           Secretary                              Its President


               (Corporate Seal)





                  CERTIFICATE OF AMENDMENT OF
                  ---------------------------
             RESTATED CERTIFICATE OF INCORPORATION
             -------------------------------------
                              OF
                              --
                   ACE HARDWARE CORPORATION
                   ------------------------


     The undersigned corporation, Ace Hardware Corporation, for the purpose of amending its restated Certificate of Incorporation pursuant to the provisions of Section 242 of the General Corporation Law of Delaware, hereby executes the following Certificate of Amendment, under which Article FOURTH (a) of the restated Certificate of Incorporation of this corporation is hereby amended to read as follows:

     "FOURTH: (a) The total number of shares of stock which this corporation is authorized to issue is 2,016,500 shares, of which 10,000 shares, of the par value of $1,000.00 each, amounting to $10,000,000.00, are Class `A' voting stock; of which 6,500 shares, of the par value of $1,000.00 each, amounting to $6,500,000.00, are Class `B' nonvoting stock; and of which 2,000,000 shares, of the par value of $100.00 each, amounting to $200,000,000.00 are Class `C' nonvoting stock."

     The undersigned corporation hereby certifies that the amendment set forth above was duly proposed by a resolution adopted by the Board of Directors of the undersigned declaring its advisability and that, in accordance with Section 242 of the General Corporation Law of Delaware, said amendment was voted upon at the annual meeting of the stockholders of the undersigned held on June 5, 1989, that voting upon said amendment was conducted at said meeting by the holders of shares of the corporation's Class "A" stock and Class "C" stock, and further certifies that said amendment was duly adopted upon receiving the affirmative vote of a majority of the total of the outstanding shares of Class "A" stock and Class "C" stock which were entitled to vote at said meeting and by the separate affirmative vote of a majority of the outstanding shares of Class "C" stock which were entitled to vote at said meeting.

     IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be executed in its name by its President and its corporate seal to be hereunto affixed, attested by its Secretary, this 5th day of June, 1989.


ATTEST:                                 ACE HARDWARE CORPORATION

By:   /s/   Fred H. Law, Jr.            By:  /s/   Roger E. Peterson
      ----------------------                 -----------------------
                Secretary                            Its President










                  CERTIFICATE OF AMENDMENT OF

             RESTATED CERTIFICATE OF INCORPORATION

                               OF

                    ACE HARDWARE CORPORATION



The undersigned corporation, Ace Hardware Corporation, for the purpose of amending its restated Certificate of Incorporation pursuant to the provisions of Section 242 of the General Corporation Law of Delaware, hereby executes the following Certificate of Amendment, under which Article FOURTH (a) of the restated Certificate of Incorporation of this corporation is hereby amended to read as follows:

"FOURTH: (a) The total number of shares of stock which this corporation is authorized to issue is 4,016,500 shares, of which 10,000 shares, of the par value of $1,000.00 each, amounting to $10,000,000.00, are Class `A' voting stock; of which 6,500 shares, of the par value of $1,000.00 each, amounting to $6,500,000.00, are Class `B' nonvoting stock; and of which 4,000,000 shares, of the par value of $100.00 each, amounting to $400,000,000.00 are Class `C' nonvoting stock."

The undersigned corporation hereby certifies that the amendment set forth above was duly proposed by a resolution adopted by the Board of Directors of the undersigned declaring its advisability and that, in accordance with Section 242 of the General Corporation Law of Delaware, said amendment was voted upon at the annual meeting of the stockholders of the undersigned held on June 3, 1996, that voting upon said amendment was conducted at said meeting by the holders of shares of the corporation's Class "A" stock and Class "C" stock, and further certifies that said amendment was duly adopted upon receiving the affirmative vote of a majority of the total of the outstanding shares of Class "A" stock and Class "C" stock which were entitled to vote at said meeting and by the separate affirmative vote of a majority of the outstanding shares of Class "C" stock which were entitled to vote at said meeting.

IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate of Amendment to be executed in its name by its President and its corporate seal to be hereunto affixed, attested by its Secretary, this 3rd day of June, 1996.


Attest:                                ACE HARDWARE CORPORATION

By:  /s/  David W. League              By:  /s/  David F. Hodnik
     --------------------                   --------------------
    David W. League, Secretary             David F. Hodnik, President



    CORPORATE  SEAL